EXHIBIT 10.2


Nicklous Willis Herren, Jr.


SUMMARY:
Areas of Expertise: 28 Years experience in the following:

* Senior and Project Management in NASA Shuttle and International Space Station Programs
* Payload Customer Interface and Marketing of Launch Services
* Technical Specialist in Space Flight Systems Integration (Shuttle/SpaceStation programs)
* Systems Lead Engineer member of Space Shuttle Lunch Team
* Lead Test Conductor of Space Lab test and Launch Team
* Space Flight Hardware Test Requirements, Procedures, and Verification
* Shuttle, Space Station, and Expendable Flight Hardware Manufacturing/ Assembly/Test/Launch Operations
* Contractor manager for the Department of Defense (DOD) security team supporting a Strategic Defense Initiative ("Star Wars") mission
* Detailed Space Station Program and Operations Budgets
* On-Orbit ISS Configuration Management
* Proposal and Process development for ITT Systems, Spacelift Range Systems (Eastern Test Range at PAFB/CCAFS)
* Government (DOD and NASA) contract proposals

EMPLOYED BY:
* The Bionetics Corporation
* Rockwell International
* McDonnell Douglas
* Boeing
* SPACEHAB
* ITT Industries

RELATED GOVERNMENT AGENCIES:
* NASA Kennedy Space Center (KSC)
* NASA Johnson Space Center (JSC)
* NASA Marshall Space Flight Center (MSFC)
* European Space Agency (ESA)
* Italian Space Agency (ASI)
* DOD Strategic Defense Initiative (SDI: "Star Wars") and Interim Upper Stage
  (IUS) booster
* DOD SpaceLift Range Systems Contract (Eastern Test Range at PAFB/CCAFS)

OTHER:
* Security Clearance: Secret (DOD and NASA)